SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549
                         _______________

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 14,
1999



                EXCHANGE NATIONAL BANCSHARES, INC.
      (Exact name of registrant as specified in its charter)


     MISSOURI            0-23636           43-1626350
(State or other   (Commission File Number) (IRS Employer
jurisdiction of                            Identification No.)
incorporation)


132 East High Street, Jefferson City, MO     65101
(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:(573) 761-6100



                               None
  (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

CITIZENS STATE BANK OF CALHOUN ACQUISITION

     On September 14, 1999, Exchange National Bancshares, Inc. ("Exchange"), the parent holding company of Union State Bank & Trust of Clinton ("Union Bank") and The Exchange National Bank of Jefferson City, entered into an agreement (the "Citizens Agreement") to acquire Citizens State Bank of Calhoun ("Citizens Bank"). The Citizens Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The Citizens Agreement provides for the acquisition of Citizens Bank in a transaction that culminates with the merger of Citizens Bank with and into Union Bank. Pursuant to the terms of the Citizens Agreement, shareholders of the parent holding company of Citizens Bank will receive cash aggregating approximately $14,000,000.

     Consummation of the Citizens Bank acquisition is subject to the receipt of all requisite regulatory approvals and to various other conditions, including the approval of the shareholders of Citizens Bank and of the parent holding company of Citizens Bank.

     A press release issued by Exchange with respect to the Citizens Bank acquisition is filed herewith as Exhibit 99.1.

     The summary of the Citizens Agreement is not complete and is qualified in its entirety by reference to the complete text of such document filed as an exhibit herewith and incorporated herein by reference.

OSAGE VALLEY BANK ACQUISITION

     On September 22, 1999, Exchange entered into an agreement (the "Osage Agreement") to acquire Osage Valley Bank ("Osage Bank"). The Osage Agreement is filed as Exhibit 2.2 hereto and is incorporated herein by reference. The Osage Agreement provides for Exchange's acquisition of Osage Bank through the merger of a wholly-owned subsidiary of Exchange with and into Osage Bank's parent holding company, which will then be owned by Exchange. The shareholders of Osage Bank's parent holding company will receive cash aggregating approximately $8,600,000. It is anticipated that Osage Bank, at least initially, will retain its separate charter, although it may later be merged with Union Bank.

     Consummation of the Osage Bank acquisition is subject to various conditions, including the approval of the shareholders of Osage Bank's parent holding company and the receipt of all requisite regulatory approvals.

     A press release issued by Exchange with respect to the Osage
Bank acquisition is filed herewith as Exhibit 99.2.

     The summary of the Osage Agreement is not complete and is qualified in its entirety by reference to the complete text of such document filed as an exhibit herewith and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBIT NO.         DESCRIPTION

     Exhibit 2.1 Acquisition Agreement, dated as of September 14, 1999, by and among Exchange National Bancshares, Inc., Union State Bancshares, Inc., Union State Bank & Trust of Clinton, USBT Acquisition Company, Inc., Calhoun Bancshares, Inc., and Citizens State Bank of Calhoun.

     Exhibit 2.2 Acquisition Agreement, dated as of September 22, 1999, by and among Exchange National Bancshares, Inc., ENBMCB Acquisition Company, Inc., Mid-Central Bancorp, Inc., and Osage Valley Bank.

     Exhibit 99.1        Press Release issued by Exchange
                         National Bancshares, Inc. on
                         September 29, 1999.

     Exhibit 99.2        Press Release issued by Exchange
                         National Bancshares, Inc. on
                         October 7, 1999.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 5, 1999
                               Exchange National Bancshares, Inc.

                               By: /s/ Donald L. Campbell
                                       Donald L. Campbell,
                                       Chairman of the Board and
                                       President

                          EXHIBIT INDEX


Exhibit 2.1 Acquisition Agreement, dated as of September 14, 1999, by and among Exchange National Bancshares, Inc., Union State Bancshares, Inc., Union State Bank & Trust of Clinton, USBT Acquisition Company, Inc., Calhoun Bancshares, Inc., and Citizens State Bank of Calhoun.

Exhibit 2.2 Acquisition Agreement, dated as of September 22, 1999, by and among Exchange National Bancshares, Inc., ENBMCB Acquisition Company, Inc., Mid-Central Bancorp, Inc., and Osage Valley Bank.

Exhibit 99.1        Press Release issued by Exchange National
                    Bancshares, Inc. on September 29, 1999.

Exhibit 99.2        Press Release issued by Exchange National
                    Bancshares, Inc. on October 7, 1999.